UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: January 3, 2008

COMCAM INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-51763 (Commission File Number)	23-2976562 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer

1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(610) 436-8089
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

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(a) On January 3, 2008, upon the authorization and approval of its board of directors, ComCam International, Inc. (“Registrant’) dismissed Jones Simkins, P.C. (“Jones Simkins”) as its independent registered public accounting firm.

The reports of Jones Simkins on the financial statements of the Registrant as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports were modified to include an explanatory paragraph raising substantial doubt regarding the Registrant’s ability to continue as a going concern.

During the years ended December 31, 2006 and 2005, and through January 3, 2008, there were no disagreements with Jones Simkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Had there been any disagreements, not resolved to the satisfaction of Jones Simkins, such disagreements would have caused Jones Simkins to make reference to the subject matter of the disagreement in its reports on the Registrant’s financial statements for such periods.

The Registrant has requested that Jones Simkins furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 7, 2008 is filed herewith as Exhibit 16.

(b) On January 3, 2008, upon the authorization and approval of the board of directors, the Registrant engaged Pritchett, Siler & Hardy ("Pritchett") as its independent registered public accounting firm.

No consultations occurred between the Registrant and Pritchett during the years ended December 31, 2006 and 2005 and through January 3, 2008 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

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ITEM 8.01	OTHER EVENTS

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Effective December 31, 2007, ACC Investors, LLC elected to convert the convertible secured promissory note issued by the Registrant attached as Exhibit A to the Securities Purchase Agreement dated June 22, 2005 between ComCam, Registrant, and ACC Investors, LLC., in the aggregate amount of $1,476,351, including principal and outstanding interest, into shares of the Registrant’s common stock at a conversion rate of $0.900356 per share for 1,408,394 restricted common shares or 41.2% of the issued and outstanding shares of Registrant.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

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(c)	The following exhibits are filed herewith:

Exhibit No.	Page	Description

16	Attached	Letter of Jones Simkins, P.C.

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SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ComCam International, Inc.

By: /s/ Don Gilbreath	Date: January 7, 2008

Don Gilbreath, Chief Executive Officer